                                                                    Exhibit 99.1
                              SEPARATION AGREEMENT
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         This Separation Agreement (the "Agreement") is made on December 13,
2004 between Peter Coghlan ("Employee") and Aspen Insurance U.S. Services, Inc.
("Employer").

         As of December 13, 2004, Employer and Employee are ending their employment relationship and terminating the Employment Agreement between the parties, dated June 21, 2003 (the "Employment Agreement"). In doing so, Employee and the Employer wish to do the following:

         o   Resolve and settle all existing and potential differences and disputes between them arising out of Employee's employment, his separation from it and the Employment Agreement;

         o   Release all claims that the Employee and Employer could assert arising out of Employee's employment, his separation from it and the Employment
Agreement; and,

         o   Be legally bound by the mutual promises contained in this Agreement.

I.       TERMINATION OF EMPLOYMENT

         Employee has resigned his employment with the Employer and terminated his Term of Employment under the Employment Agreement as of the close of business on December 13, 2004 (the "Termination Date"). Employee has
simultaneously resigned from all other positions he holds with Employer and any of its affiliates, including all officerships and directorships. Employee agrees to cooperate fully in signing all documents and taking all actions reasonably requested by Employer that may be necessary or appropriate to give full force and effect to these resignations and the other terms and intent of this
Agreement.

II.      BENEFITS

              A. Severance Pay. In exchange for the Employee's signing this
Agreement, and assuming (i) that this Agreement becomes effective, and (ii)
Employee's continuing compliance with all provisions in Section XI, below, the
Employer will pay Employee severance in the amount of $33,333.34 per month, less applicable withholdings, for twelve months, which in total represents Employee's annual base salary (not including the value of any other benefits). Each monthly payment shall be made on the last day of each month, beginning with January 31,
2005 (unless the last day of a month is not a business day, in which case the monthly payment shall be made the business day before the last day of the month).

              B. Stock Options. As of the Termination Date, and in accordance with the terms of Aspen Insurance Holdings Limited's 2003 Share Incentive Plan
and Nonqualified Share Option Agreement, Employee has a total of 29,200 vested stock option. For purposes of Section 3 of the Aspen Insurance Holdings Limited
Nonqualified Share Option Agreement, Employee's employment was terminated by the
Employee for reason other than death, Disability or Good Reason.

              C. Vacation Pay and Unreimbursed Business Expenses. In addition, within 5 business days of the effective date of this Agreement, Employee will receive an additional payment for any accrued, but unused, vacation pay and any unreimbursed business expenses under subparagraph 3(f) of the Employment
Agreement, assuming that Employee has, at least 5 business days before the date for such payment, submitted fully completed expense statements and other supporting information as Employer customarily requires of its executives for reimbursement of such expenses.

              D. COBRA. Employee is eligible to continue participation in the
Employer's health and dental insurance plans until December 31, 2004. After that, Employee is eligible to continue participation in those plans for an additional 18 months, as provided by law, under the Consolidated Omnibus Budget
Reconciliation Act ("COBRA"). Assuming Employee's continuing compliance with all provisions in Section XI, below, Employer will, at Employee's election, pay full premiums for Employee's continued participation in Employer's health and dental plans for up to twelve months after December 31, 2004. Unless stated otherwise in this Agreement, Employee's participation and coverage in all other benefit plans ends on the Termination Date.

              E. SERP. In accordance with Employee's Distribution Election under
Employer's Supplemental Executive Retirement Plan (the "SERP"), Employee's
benefit under the SERP shall be paid in 10 annual installments (in accordance with the provisions of Section 5.5(b) of the SERP), with the first payment to be made as soon as administratively practical after this Agreement becomes effective, subject to Employer's rights to terminate the SERP, in which case
Employee's SERP benefits would be payable in a lump sum within 90 days following termination of the plan.

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              F. Loss of Benefits; Transferability. Upon Employee's breach of any of his obligations under this Agreement, specifically including any obligation under Section XI (and the breach of any obligation under Section XI is a material breach), Employer shall have no further obligation to provide any benefits to Employee under Section II(A) and (D) of this Agreement, and Employee shall be obligated to reimburse Employer for any such payment or benefit he has received under those Sections of the Agreement. This Agreement cannot be transferred or assigned to anyone else. If the Employee dies, however, Employer shall pay any remaining amounts due under this Section II to Employee's estate.

              G. All Payments and Benefits Included. Employee understands and agrees that the payments and benefits enumerated in this Section II are all that
Employee will receive from the Employer. Except for the payments and benefits listed in this Section II, Employee waives all claims for back pay, future pay, benefits, allowances, expense reimbursements, or any other form of compensation in connection with Employee's employment and/or the termination of it. Employee will receive no further wage, vacation, severance or other payments from the
Employer. The payments and benefits listed in this Section II include consideration for Employee's signing, and fulfilling the duties identified in, this Agreement. The parties agree that the payments and benefits listed in this
Section II exceed any payments or benefits to which Employee may otherwise be entitled.

III.     COMPLETE RELEASE BY EMPLOYEE

         Employee, for himself and his heirs, hereby agrees to discharge and release the Employer and its affiliates, and their predecessors, successors, directors, officers, employees, agents and representatives from all claims, rights, demands, suits, causes of action, attorneys' fees or damages that the
Employee had, has or may have, that are in any way based on or related to
Employee's employment with the Employer, including but not limited to the termination of that employment, Employer's press release discussing the reasons for the termination of that employment (a copy of which is annexed to this
Agreement) or the Employment Agreement, from the beginning of time through and including the effective date of this Agreement. This includes a release of any claims, rights, demands, suits, causes of actions or damages that the Employee may have based on any facts or events, whether known or unknown by the Employee, that occurred on or before the effective date of this Agreement, including, without limitation, a release of any rights or claims Employee may have based on:

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              A. the Federal Civil Rights Acts of 1866, 1870, 1871, 1964 and
1991, as amended; the Age Discrimination in Employment Act of 1967, as amended
("ADEA"); the Americans with Disabilities Act of 1990; the Rehabilitation Act of
1973; the Equal Pay Act of 1963 (even though Employer contends that these laws are not applicable);

              B. the laws of Massachusetts and the City of Boston concerning wages, employment and discharge, including, but not limited to, any law, rule, regulation or ordinance pertaining to employment, the terms and conditions of employment, or the termination of employment;

              C. claims arising out of any legal restrictions of the right to discharge the Employer's employees, such as claims for wrongful or unlawful discharge;

              D. defamation, including libel or slander;

              E. intentional infliction of emotional distress; and/or

              F. violations of any contract express or implied.

IV.      COMPLETE RELEASE BY EMPLOYER

         Employer, for itself and its affiliates, including its corporate parents, predecessors, successors and assigns, hereby agrees to discharge and release the Employee and his heirs from all claims, rights, demands, suits, causes of action, attorneys' fees or damages that the Employer had, has or may have, in any way based on or related to Employee's employment with the Employer, including but not limited to the termination of that employment or the
Employment Agreement, from the beginning of time through and including the effective date of this Agreement. This includes a release of any claims, rights, demands, suits, causes of actions or damages that the Employer may have based on any facts or events, whether known or unknown by the Employer, that occurred on or before the effective date of this Agreement.

V.       COMPLETE RELEASE, NO FUTURE LAWSUITS, COMPLAINTS OR CLAIMS

         Employee promises never to file any petitions, demands for arbitration, charges, complaints, grievances, lawsuits, or related documents or proceedings with any judicial or administrative agency or arbitral tribunal relating to any matter that has been released in this Agreement.

         Nothing in this Agreement prohibits Employee from applying for and receiving unemployment compensation benefits.

VI.      PERIOD FOR REVIEW AND CONSIDERATION OF AGREEMENT

         Employee confirms that he is over the age of 40 and has been given the opportunity to review and consider this Agreement for at least 21 days before signing it. Employee understands that he may use as much or as little of this period as he wishes before signing it. Employer's offer of this Agreement shall remain open to Employee until January 3, 2005.

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VII.     ADVICE TO CONSULT WITH AN ATTORNEY

         Employee acknowledges that the Employer has advised him to consult with an attorney before signing this Agreement and that Employee has availed himself of the opportunity to consult counsel of his choice. Employer agrees to pay
Employee's reasonable attorneys' fees not in excess of $10,000 in connection with the termination of Employee's employment and the negotiation of this
Agreement.

VIII.    EMPLOYEE'S RIGHT TO REVOKE AGREEMENT

         If Employee signs this Agreement and returns it to the Employer within the time specified in Section VI, Employee may revoke this Agreement within seven (7) calendar days after the date of the Employee's signature. Revocation shall be made by delivering a written notice of revocation to the Employer. For this revocation to be effective, the written notice of revocation must be received by the Employer no later than the close of business on the seventh
(7th) calendar day (or next business day thereafter) after Employee signs this
Agreement. This Agreement will not become effective or enforceable until after this 7-day revocation period expires. If Employee revokes this Agreement in accordance with this Section, this Agreement shall not become effective or enforceable and Employee will not receive any payments or benefits described in
Section II(A) or (D).

IX.      SEVERABILITY AND JUDICIAL RESTATEMENT

         Employee and the Employer agree that the provisions of this Agreement are severable and divisible. If any portion of this Agreement is determined to be illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

X.       TAXES

         Employee is responsible for Employee's portion of any tax liability associated with payments provided under this Agreement. The Employer has the right to withhold taxes from such payments to the extent required by law.

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XI.      NON-COMPETITION, NON-SOLICITATION, CONFIDENTIALITY AND OTHER EMPLOYEE
         OBLIGATIONS

              A. Non-Competition. In consideration of the benefits Employee is receiving under this Agreement, as well as the mutual promises made in the
Employment Agreement, for a period beginning immediately and continuing until the expiration of 12 months following the effective date of this Agreement,
Employee shall not be employed, engaged interested or concerned in any business or enterprise that is "in competition" with Employer or any of its affiliates, including but not limited to Aspen Specialty Insurance Company, or any of their successors or assigns (such entities collectively referred to in this Section as the "Company"); provided, however, that Employee's ownership of less than five percent of the issued and outstanding voting securities of a publicly traded company shall not, in and of itself, be deemed to constitute competition. A business or enterprise is deemed to be "in competition" if it is engaged in a
Relevant Business in any of the geographical regions in which the Company conducts substantial business on the Termination Date. A "Relevant Business" is any business that the Company either (i) is engaged in as of the Termination
Date, or (ii) as of Termination Date, to the knowledge of Employee, contemplates engaging in within 12 months following the Termination Date. If Employee revokes this Agreement in accordance with Section VIII, above, then Employee's obligations concerning Non-Competition shall be governed by the provisions of
Paragraph 9 of the Employment Agreement.

              B. Confidential Information. Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge, trade secrets, methods, know-how or data relating to the Company and its businesses or acquisition prospects that the Employee obtained during the
Employee's employment by Employer that is not and does not become generally known to the public (other than as a result of the Employee's violation of this paragraph) ("Confidential Information"). Employee shall not communicate, divulge, or disseminate any Confidential Information at any time, except with the prior written consent of the Employer or as otherwise required by legal process; provided, however, that if required to divulge Confidential Information by legal process, the Employee will immediately notify the Employer of such legal process.

              C. Non-Solicitation of Employees. Employee recognizes that he possesses Confidential Information about other employees of the Company relating to their education, experience, skills, abilities, compensation and benefits, and inter-personal relationships with suppliers to and customers of the Company.
Employee recognizes that the information he possesses about other employees may not be generally known, may be of substantial value to the Company in developing its respective businesses and in securing and retaining customers, and has been acquired by him because of his position with Employer. Employee agrees that, during the period beginning immediately and ending 12 months following the
Termination Date of this Agreement, he will not, directly or indirectly, initiate any action to solicit or recruit anyone who is then an employee of the
Company for the purpose of being employed by him or by any business, individual, partnership, firm, corporation or other entity on whose behalf he is acting as an agent, representative or employee and that he will not convey any such
Confidential Information or trade secrets about other employees of the Company to any other person.

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              D. Non-Interference with Customers. Employee agrees that beginning immediately and ending 12 months following the Termination Date of this
Agreement, he will not interfere with any business relationship between the
Company and any of its customers.

              E. Non-Disparagement. Employee shall take no action and make no statement, oral or written, that publicly disparages or damages the reputation of the Company, including but not limited to its officers, directors, employees, representatives or agents. Employer shall take no action and make no statement, oral or written, that publicly disparages or damages the reputation of Employee;
provided however, that (i) this provision does not apply to the content of the press release attached to this Agreement nor any other communication made by the
Company that is consistent with the content of the press release, and (ii)
nothing shall prevent the Company from making any disclosures as may be required by law or to any regulators to whom the Company otherwise believes disclosure is advisable, including but not limited to the SEC, the New York Stock Exchange, and any insurance regulators in the United States or elsewhere.

              F. Remedies. Employee acknowledges that if he breaches or
threatens to breach any provision of this Section, the damages to Employer and the Company may be substantial, although difficult to ascertain, and money damages will not afford Employer or the Company an adequate remedy. Therefore, if Employee violates or threatens to violate any provisions of this Section, in whole or in part, Employer and the Company shall be entitled to specific performance and injunctive relief, without prejudice to other remedies they may have at law or in equity. In addition, Employee acknowledges that his breach of any provision of Section XI of this Agreement is material such that, upon any such breach, Employer shall have no further obligation to provide any benefits to Employee under Section II(A) and (D) of this Agreement, and Employee shall be obligated to reimburse Employer for any payment or benefit he has received under those Sections of the Agreement.

              G. Severability. Although Employee agrees that the terms of this
Section are fully enforceable against him, if any such term or the application of it is deemed invalid or unenforceable, the remainder of this Section and the application of such terms other than those that are deemed invalid or unenforceable shall not be affected thereby and each term of this Section shall be valid and enforceable to the fullest extent permitted by law. Moreover, if a court of competent jurisdiction deems any provision hereof to be too broad in time, scope, or area, it is expressly agreed that such provision shall be reformed to the maximum degree that would not render it unenforceable.

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              H. Attorneys' Fees. Employer and Employee shall each pay their own attorneys' fees, court costs and other expenses that they incur during the course of any litigation or other proceeding regarding their rights and obligations under this Agreement; provided however, that if Employer or the
Company prevails on a claim that Employee has breached the terms of Section XI of this Agreement, Employer or the Company, as applicable, shall be entitled to any costs and expenses relating to such litigation or proceeding, including but not limited to reasonable attorneys' fees. If in such proceeding the Employee is found not to have breached the terms of Section XI of this Agreement, then
Employee shall be entitled to recover his costs and expenses relating to such litigation or proceeding, including but not limited to reasonable attorneys'
fees.

XII.     ENTIRE AGREEMENT

         This is the entire Agreement between Employee and the Employer and it supersedes the Employment Agreement. The Employer has made no promises to
Employee other than those in this Agreement.

         This Agreement shall be governed by and construed in accordance with the laws of Massachusetts, without reference to principles of conflict of laws thereunder.

         This Agreement may not be amended or changed, except by a written agreement signed by both parties or their respective successors and legal representatives.

         Nothing contained in this Agreement is intended to be, or shall be construed to be, an admission of any liability by either party or an admission of the existence of any facts upon which liability could be based.

         Employee acknowledges that he has read this Agreement, understands its contents, and voluntarily and knowingly signed it.

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EFFECTIVE DATE OF AGREEMENT

         The effective date of this Agreement shall be the first business day after expiration of the revocation period set forth in Section VIII of this
Agreement. If the Employee does not date the Agreement when he signs it, then the effective date of this Agreement shall be the first business day after the expiration of seven calendar days following the Employer's receipt of it.

PLEASE READ THIS AGREEMENT CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL
KNOWN AND UNKNOWN CLAIMS INCLUDING THOSE UNDER THE AGE DISCRIMINATION IN
EMPLOYMENT ACT, AS AMENDED, AND OTHER LAWS PROHIBITING DISCRIMINATION IN
EMPLOYMENT. EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT, UNDERSTANDS
IT AND IS VOLUNTARILY ENTERING INTO IT.

PETER COGHLAN                         ASPEN INSURANCE U.S. SERVICES, INC.

/s/ Peter Coghlan                     By: /s/ Julian Cusack
-------------------------------           ---------------------------------
Date: December 13, 2004               Date: December 13, 2004

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